UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2012
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TIGERLOGIC CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	000-16449	94-3046892
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

25A Technology Drive Irvine, CA 92618
(Address of principal executive offices, Zip Code)

Registrant's telephone number, including area code: (949) 442-4400

N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07 Submission of Matters to a Vote of Security Holders .

At the Annual Meeting of TigerLogic Corporation (the “Company”)'s Stockholders held on February 23, 2012 (the “Meeting”), three proposals were submitted. No other proposals were put before the Meeting. The proposals and voting results were as follows:

1. To elect two (2) Class I directors of the Company to serve a term of three (3) years or until their successor is duly elected and qualified:

Douglas G. Marshall	FOR: 18,169,104	WITHHELD: 3,629,117	BROKER NON-VOTE: 5,591,798
Philip D. Barrett	FOR: 18,169,104	WITHHELD: 3,629,117	BROKER NON-VOTE: 5,591,798

The terms of office of the following four directors continued after the meeting: Richard W. Koe, Gerald F. Chew, Douglas G. Ballinger, and Nancy M. Harvey.

2. To approve and adopt the Company's 2011 Amended and Restated Employee Stock Purchase Plan:

FOR: 19,985,831	AGAINST: 1,800,286	ABSTAIN: 12,104	BROKER NON-VOTE: 5,591,798

3. To ratify the appointment of KPMG LLP as independent auditors of the Company for the fiscal year ending March 31, 2012:

FOR: 27,375,335	AGAINST: 11,420	ABSTAIN: 3,264	BROKER NON-VOTE: 0

All proposals were approved by the requisite number of votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TIGERLOGIC CORPORATION

Date: February 24, 2012	By:	/s/ Thomas Lim
Thomas Lim
Chief Financial Officer